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                                                                    EXHIBIT 23.3

           CONSENT OF PRICEWATERHOUSECOOPERS LLP, INDEPENDENT AUDITORS



We consent to the inclusion in this registration statement on Form S-8 of Waste Connections, Inc. for the registration of an additional 820,132 shares of common stock of our report dated December 30, 1998, on our audit of the combined financial statements of Amador Disposal Services, Inc. and Mother Lode SaniHut, Inc. We also consent to the reference to our firm under the caption "Experts".

                                                  /s/ PricewaterhouseCoopers LLP



Sacramento, California
February 10, 1999



                              Page-1 Exhibit 23.3